--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

MESSAGE FROM THE PRESIDENT

Dear Shareholder:

Webster defined frenzy as "a temporary madness." This definition certainly applies to the speculative bubble that overtook so many individual and professional investors during the booming 1990's. Unfortunately, as the decade wore on, legions of investors let their guard down and fell into the age-old booby trap of "substituting a bull market for brain power;" and they have paid the price. Since the first quarter of 2000 over $7 trillion in shareholder wealth has vanished.

The bigger a bubble gets and the longer it lasts, the greater the propensity for a misalignment in management and shareholder interests. Only after the bubble bursts do the irregularities become obvious. When they do, bankruptcies rise, layoffs mount, outraged investors demand government intervention, whistle-blowers multiply, and investigative reporters compete for Pulitzer prizes.

There are over 15,000 public corporations in the United States, and approximately 3,000 of them trade on the New York Stock Exchange. The overwhelming preponderance of these corporations and their executives play by the rules. Capitalism can perform its wealth creation function only if integrity, trust, and transparency are present.

It is no coincidence that many corporations are now rushing to prove to investors, employees, customers, the media and regulators that they are practitioners of good corporate governance. Public corporations prefer self-regulation to government regulation. They are also acutely aware that the stock market can be the cruelest disciplinarian of all. The pain it dishes out is quick, harsh, and long lasting.

Through the upturns as well as the downturns in the market from the dot-com hype, through the period immediately following the horrific events of September 11 up to the present, the Institutional Investors Capital Appreciation Fund, Inc.'s (IICAF), investment management team, has not wavered from and has continued to adhere to its investment philosophy of creating shareholder value by investing only in companies that are believed to have the potential of generating rising cash flow and/or earnings over time. In the belief that these types of companies should perform well in up markets but retain more of their value in down markets than other companies.

Although the S&P 500, the Dow Jones Industrial Average and the Nasdaq Composite declined 13.16%, 9.00% and 23.00%, respectively, for the first six months ending June 30, 2002, the IICAF fared better. It declined only 7.86%. The Fund's returns for the one-, five- and ten-year periods ending June 30, 2002 were -3.97%, +7.08% and +11.99%, respectively. If a shareholder institution had invested $100,000 in the Fund at inception in 1953 and reinvested all capital gains and distributions in the Fund, the investment would have grown to $23,109,940 by June 30, 2002.

Pinpointing when investor psychology will improve or when the economic recovery will gain momentum is an obvious challenge. History confirms, however, that the stock market is a leading economic indicator and normally begins to recover when negative news is still in the headlines and the economy remains sluggish. In addition, during unsettling times, shrewd, long-term investors recognize that emotional investors often want out of the market at any price and often do not differentiate between solid high quality companies and speculative issues when selling securities. Consequently, attractive, long-term buying opportunities can arise for investors that incorporate sound investment principles in their security selection process.
Sincerely,

/s/ Harry P. Doherty
Harry P. Doherty
President

--------------------------------------------------------------------------------

            INSTITUTIONAL INVESTORS CAPITAL APPRECIATION FUND, INC.

                              PERFORMANCE SUMMARY

     The following information is a statement of the past record of the Fund and should not be construed as a representation or prediction of future results. The investment return and principal value of an investment in the Fund will fluctuate with changing market conditions so that an investor's shares, when redeemed, may be worth more or less than their original cost.

     The total return of the Fund for various periods is compared with the Standard & Poor's 500 Composite Stock Price Index (S&P 500) and the Dow Jones Industrial Average (DJIA), which are groups of unmanaged securities, and with the Lipper Large Capitalization Core Funds Average, which is a broad equity fund measurement. The S&P 500 and DJIA do not include a reduction of total return for expenses. These results should be considered in light of the makeup of each index, the investment objectives and portfolio composition of the Fund and the periods indicated.

                                                                         AVERAGE ANNUAL TOTAL RETURN
                                                                 PERIODS ENDING JUNE 30, 2002(1)(unaudited)
                                                                ---------------------------------------------
                                                                  Year          One         Five        Ten
                                                                To Date         Year        Years      Years
                                                                -------         ----        -----      -----
INSTITUTIONAL INVESTORS CAPITAL APPRECIATION FUND...........     (7.86)%       (3.97)%      7.08%      11.99%
Lipper Large Capitalization Core Funds Average..............    (12.36)%      (17.15)%      3.30%      10.17%
Standard & Poor's 500 Composite Stock Price Index
  (S&P 500).................................................    (13.16)%      (17.99)%      3.66%      11.43%
Dow Jones Industrial Average (DJIA).........................     (6.91)%      (10.31)%      5.53%      13.15%

(1) Assumes reinvestment of all dividends and distributions and the deduction of all applicable fees and expenses. Average annual returns are stated for periods greater than one year. Data for the S&P 500, DJIA and Lipper Large Capitalization Core Funds Average are from Lipper, Inc. The S&P 500 and DJIA do not include a reduction in total return for expenses.

     The foregoing information is a statement of the past performance of the Fund and should not be construed as a representation or prediction of future results. The investment return and principal value of an investment in the Fund will fluctuate with changing market conditions so that an investor's shares, when redeemed, may be worth more or less than their original cost.

Footnote 1: The Nasdaq composite index is a market capitalization price only index that tracks the performance of domestic common stocks traded on the regular Nasdaq market, as well as the National Market System traded foreign common stocks and American Depository Receipts.

Footnote 2: Past performance is no guarantee of future results. Investment return and net asset value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than original cost.

Footnote 3: The Standard & Poor's 500 Index is an unmanaged index, generally representative of the U.S. stock market as a whole.

--------------------------------------------------------------------------------
 2

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

INVESTMENT RESULTS, OUTLOOK AND STRATEGIES

INSTITUTIONAL INVESTORS CAPITAL APPRECIATION FUND, INC.

The Capital Appreciation Fund's net asset value per share on June 30, 2002 was $150.08 versus $162.97 on December 31, 2001. Shareholders received distributions from dividend income totaling $0.0799 per share during the first six months of 2002. The Fund's total return for the six-month period ending June 30, 2002 was -7.86%. For comparison purposes the six-month total return as of June 30, 2002 for the Lipper Large Capitalization Core Funds Average was -13.66%. Total return assumes the reinvestment of all dividends and capital gains and the deduction of all applicable fees and expenses.

The Capital Appreciation Fund was ranked in the top 5% of the Lipper Large Capitalization Core Funds Average for the six-month period ending June 30, 2002. It was also ranked #2 in the category for the 1 and 2-year periods ending June 30, 2002 and ranked in the top 3% for the 3- and 5-year periods and in the top 12% for the 10-year period ending June 30, 2002.

Our portfolio has benefited on a relative basis due to our investments in the consumer, financial and industrial sectors as well as our avoidance during the 6 month period of the technology, telecommunication and utilities sectors. Our desire to invest in companies with solid financial strength, sustainable business models and good management has helped mitigate the recent decline that has occurred in the equity markets over the past few months. Our focus on fundamental analyses, coupled with a sensitivity toward valuation, has steered us away from ownership of companies with high leverage, little or no earnings, and questionable management. A vast majority of these companies have experienced significant declines after investor euphoria for them evaporated.

Investor confidence has been weakened by the collapse of the technology bubble and overall decline in equity prices as well as corruption. As the stock market has declined over the past few months, our portfolio companies have not been immune from decline. Although we have experienced a contraction in the value of our securities, that decline reflects primarily the more conservative price-earnings multiples currently prevailing in the equity market. We continue to believe that the fundamentals of our portfolio companies remain strong.

After this wave of corporate corruption subsides, and with continued improvement on the economic front, we believe that investor confidence will return and valuations of equity portfolios such as ours will improve. It may take time for investor sentiment to improve. In the interim, our focus will remain on the fundamentals with an understanding that over the long-term appropriate valuations generally follow. During times of investor uncertainty and market volatility, the long-term investor is usually well rewarded. We believe that the Capital Appreciation Fund is well positioned in this market environment and that valuations are very attractive at current prices.

During the first six months of the year we added three new securities to the portfolio, Electronic Data Systems, General Electric and Pfizer. All of these companies have strong long-term fundamental outlooks and were available at favorable prices in our opinion. We also eliminated two holdings, Gap and Sherwin Williams, due to weakening fundamentals in the case of Gap and valuation in the case of Sherwin Williams. An insignificant position in JM Smucker, which we received in a spin off from Procter & Gamble, was also eliminated.

--------------------------------------------------------------------------------

INSTITUTIONAL INVESTORS CAPITAL APPRECIATION FUND, INC
SCHEDULE OF PORTFOLIO INVESTMENTS
JUNE 30, 2002
(UNAUDITED)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
COMMON STOCKS--95.2%

 SHARES                                             VALUE
 ------                                             -----
            ADVERTISING-3.1%
  125,000   Interpublic Group of Cos., Inc. ...  $  3,095,000
            BEVERAGES--NON-ALCOHOLIC-5.6%
  100,000   Coca-Cola Co. .....................     5,600,000
            BUILDING PRODUCTS--
              RETAIL/WHOLESALE-3.1%
   85,000   Home Depot, Inc. ..................     3,122,050
            COMMERCIAL SERVICES-3.4%
   70,000   Cintas Corp. ......................     3,460,100
            COMPUTER SOFTWARE & SERVICES-9.1%
   75,000   Automatic Data Processing, Inc. ...     3,266,250
   70,000   Electronic Data Systems Corp. .....     2,600,500
   60,000   Microsoft Corp.*...................     3,282,000
                                                 ------------
                                                    9,148,750
            CONSUMER--NON-DURABLE-4.4%
   50,000   Procter & Gamble Co. ..............     4,465,000
            DISTRIBUTOR--CONSUMER PRODUCTS-4.1%
  150,000   Sysco Corp. .......................     4,083,000
            ELECTRICAL EQUIPMENT-5.0%
   40,000   Emerson Electric Co. ..............     2,140,400
  100,000   General Electric Co. ..............     2,905,000
                                                 ------------
                                                    5,045,400
            ELECTRONICS & SEMICONDUCTORS-2.0%
  110,000   Intel Corp. .......................     2,009,700
            FINANCIAL SERVICES-10.3%
  100,000   American Express Co. ..............     3,632,000
   55,000   Freddie Mac........................     3,366,000
   75,000   State Street Corp. ................     3,352,500
                                                 ------------
                                                   10,350,500

 SHARES                                             VALUE
 ------                                             -----
            FOOD PROCESSING-3.6%
   65,000   Wm. Wrigley Jr., Co. ..............  $  3,597,750
            HEALTH CARE--DIVERSIFIED-4.7%
   90,000   Johnson & Johnson..................     4,703,400
            HEALTH CARE--DRUGS-10.6%
   75,000   Abbott Laboratories................     2,823,750
   60,000   Bristol-Myers Squibb Co............     1,542,000
   65,000   Merck & Co., Inc. .................     3,291,600
   90,000   Pfizer, Inc. ......................     3,150,000
                                                 ------------
                                                   10,807,350
            INSURANCE-4.6%
       70   Berkshire Hathaway, Inc.*..........     4,676,000

            MANUFACTURING/DIVERSIFIED-3.1%
   45,000   Illinois Tool Works, Inc. .........     3,073,500
            OFFICE EQUIPMENT & SUPPLIES-3.4%
   85,000   Pitney Bowes, Inc. ................     3,376,200
            PERSONAL CARE-3.4%
  100,000   Gillette Co. ......................     3,387,000
            PUBLISHING--NEWSPAPERS-4.5%
   60,000   Gannett Co., Inc. .................     4,554,000
            RESTAURANTS-2.8%
  100,000   McDonald's Corp. ..................     2,845,000
            RETAIL--GENERAL MERCHANDISE-4.4%
   80,000   Wal-Mart Stores, Inc. .............     4,400,800
                                                 ------------
            Total Common Stocks
              (Cost $78,046,086)...............    95,800,500
                                                 ------------

--------------------------------------------------------------------------------
See Accompanying Notes to Financial Statements.
 4

INSTITUTIONAL INVESTORS CAPITAL APPRECIATION FUND, INC
SCHEDULE OF PORTFOLIO INVESTMENTS (CONTINUED)
JUNE 30, 2002
(UNAUDITED)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

COMMERCIAL PAPER--4.0%

SHARES OR
PRINCIPAL
  VALUE                                                       VALUE
---------                                                     -----
             FINANCIAL SERVICES-4.0%
$3,991,000   Household Finance Corp., 1.97%, 7/1/02....    $  3,991,000
                                                           ------------
             Total Commercial Paper
               (Cost $3,991,000).......................       3,991,000
                                                           ------------
             Total Investments
               (Cost $82,037,086)(a)............   99.2%     99,791,500
                                                  -----    ------------
             Other assets in excess of
               liabilities......................    0.8%        771,983
                                                  -----    ------------
             Total Net Assets...................  100.0%   $100,563,483
                                                  =====    ============

 *   Non-income producing security
(a) Represents cost for financial reporting purposes, is substantially the same as cost for federal income tax purposes, and differs from market value by unrealized appreciation of securities as follows:

       Unrealized appreciation.................    $25,569,979
       Unrealized depreciation.................     (7,815,565)
                                                   -----------
       Net unrealized appreciation.............    $17,754,414
                                                   ===========

--------------------------------------------------------------------------------
See Accompanying Notes to Financial Statements.

INSTITUTIONAL INVESTORS CAPITAL APPRECIATION FUND, INC.
STATEMENT OF ASSETS AND LIABILITIES
(UNAUDITED)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                                                JUNE 30, 2002
                                                                -------------
ASSETS:
Investment in securities, at value (Cost $82,037,086).......    $ 99,791,500
Cash........................................................             500
Dividends and interest receivable...........................         110,730
Receivable for investments sold.............................       1,424,737
Prepaid expenses............................................           3,812
                                                                ------------
  Total assets..............................................     101,331,279
                                                                ------------
LIABILITIES:
Payable for investments purchased...........................         652,200
Advisor fee payable.........................................          63,368
Accounting fee payable......................................             206
Transfer agent fee payable..................................           6,663
Accrued expenses payable....................................          45,359
                                                                ------------
  Total Liabilities.........................................         767,796
                                                                ------------
NET ASSETS, applicable to 670,130 shares of $1.00 par value
  stock, 2,000,000 shares authorized........................    $100,563,483
                                                                ============
NET ASSETS:
Capital.....................................................    $ 80,277,955
Accumulated net investment loss.............................          (3,344)
Accumulated net realized gains from investment
  transactions..............................................       2,534,458
Unrealized appreciation from investments....................      17,754,414
                                                                ------------
NET ASSETS..................................................    $100,563,483
                                                                ============
NET ASSET VALUE, offering and redemption price
  per share ($100,563,483/670,130 shares)...................    $     150.07
                                                                ============

--------------------------------------------------------------------------------
See Accompanying Notes to Financial Statements.
 6

INSTITUTIONAL INVESTORS CAPITAL APPRECIATION FUND, INC.
STATEMENT OF OPERATIONS
(UNAUDITED)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                                              SIX MONTHS ENDED
                                                               JUNE 30, 2002
                                                              ----------------
INVESTMENT INCOME:
  Dividends.................................................    $    668,200
  Interest..................................................          45,578
                                                                ------------
     Total investment income................................         713,778
                                                                ------------
EXPENSES:
  Investment advisory.......................................         394,195
  Administration............................................          54,044
  Directors*................................................         106,463
  Transfer agent............................................          11,490
  Legal.....................................................          51,142
  Insurance.................................................          14,528
  Audit.....................................................          14,942
  Custodian.................................................           8,813
  Miscellaneous.............................................           8,227
                                                                ------------
     Total expenses.........................................         663,844
                                                                ------------
     Net investment income..................................          49,934
REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS:
Net realized gains from investment transactions.............       2,534,458
Change in unrealized appreciation/depreciation from
  investments...............................................     (11,123,031)
                                                                ------------
Net realized/unrealized losses from investments.............      (8,588,573)
                                                                ------------
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS..............    $ (8,538,639)
                                                                ============

* Director's meeting fees and retainers were $92,000 and out-of-pocket expenses were $14,463.

--------------------------------------------------------------------------------
See Accompanying Notes to Financial Statements.

INSTITUTIONAL INVESTORS CAPITAL APPRECIATION FUND, INC.
STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                                              SIX MONTHS ENDED         YEAR ENDED
                                                               JUNE 30, 2002        DECEMBER 31, 2001
                                                              ----------------      -----------------
                                                                (UNAUDITED)
INCREASE (DECREASE) IN NET ASSETS:
Operations:
  Net investment income.....................................    $     49,934          $    168,545
  Net realized gains from investment transactions...........       2,534,458             5,769,418
  Change in unrealized appreciation/depreciation from
     investments............................................     (11,123,031)          (10,503,669)
                                                                ------------          ------------
Change in net assets resulting from operations..............      (8,538,639)           (4,565,706)
                                                                ------------          ------------
Distributions to shareholders:
  Net investment income.....................................         (53,278)             (168,545)
  Net realized gains from investment transactions...........              --            (5,769,418)
  Return of capital.........................................              --                (4,916)
                                                                ------------          ------------
Total distributions to shareholders.........................         (53,278)           (5,942,879)
                                                                ------------          ------------
Capital Transactions:
  Change in net assets from capital share transactions (See
     Note 3)................................................       1,831,266               548,281
                                                                ------------          ------------
  Change in net assets......................................      (6,760,651)           (9,960,304)
NET ASSETS:
  Beginning of year.........................................     107,324,134           117,284,438
                                                                ------------          ------------
  End of period.............................................    $100,563,483          $107,324,134
                                                                ============          ============

--------------------------------------------------------------------------------
See Accompanying Notes to Financial Statements.
 8

INSTITUTIONAL INVESTORS CAPITAL APPRECIATION FUND, INC.
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Selected Data for Each Share of Capital Stock
Outstanding throughout Each Year

                                       SIX MONTHS ENDED                          YEAR ENDED DECEMBER 31,
                                           JUNE 30,          ---------------------------------------------------------------
                                             2002              2001          2000          1999          1998         1997
                                       ----------------      --------      --------      --------      --------      -------
                                         (UNAUDITED)
NET ASSET VALUE, beginning of year....     $ 162.97          $ 179.39      $ 186.39      $ 195.75      $ 164.68      $135.64
                                           --------          --------      --------      --------      --------      -------

INCOME (LOSS) FROM OPERATIONS:
  Net investment income...............         0.07              0.27          0.93          1.05          0.93         1.10
  Net realized and unrealized gains
    (losses) from investments.........       (12.89)            (7.21)         6.38         11.12         46.33        37.34
                                           --------          --------      --------      --------      --------      -------
      Total from investment
         operations...................       (12.82)            (6.94)         7.31         12.17         47.26        38.44
                                           --------          --------      --------      --------      --------      -------

DISTRIBUTIONS:
  From net investment income..........        (0.08)            (0.27)        (0.93)        (1.06)        (0.93)       (1.09)
  In excess of net investment
    income............................           --                --            --            --         (0.01)          --
  From net realized gains on
    investments.......................           --             (9.21)       (13.38)       (20.47)       (15.25)       (8.31)
  Return of capital...................           --                --(1)         --(1)         --(1)         --           --
                                           --------          --------      --------      --------      --------      -------
      Total distributions.............        (0.08)            (9.48)       (14.31)       (21.53)       (16.19)       (9.40)
                                           --------          --------      --------      --------      --------      -------
Change in net asset value.............       (12.90)           (16.42)        (7.00)        (9.36)        31.07        29.04
                                           --------          --------      --------      --------      --------      -------
NET ASSET VALUE, end of period........     $ 150.07          $ 162.97      $ 179.39      $ 186.39      $ 195.75      $164.68
                                           ========          ========      ========      ========      ========      =======
Total return..........................        (7.86)%(2)        (3.90)%        4.07%         6.51%        28.85%       28.64%
Ratio of net expenses to average net
  assets..............................         1.23%(3)          1.24%         1.13%         1.00%         1.07%        1.16%
Ratio of net investment income to
  average net assets..................         0.09%(3)          0.16%         0.52%         0.52%         0.51%        0.71%
Portfolio turnover rate...............           10%               21%           21%           20%           22%          27%
NET ASSETS, end of period (000's).....     $100,563          $107,324      $117,284      $114,967      $119,117      $97,487

--------------------------------------------------------------------------------

(1) Distributions per share were less than $0.005.
(2) Not annualized.
(3) Annualized.

See Accompanying Notes to Financial Statements.

--------------------------------------------------------------------------------
INSTITUTIONAL INVESTORS CAPITAL APPRECIATION FUND, INC.
NOTES TO FINANCIAL STATEMENTS
JUNE 30, 2002
(UNAUDITED)

The Institutional Investors Capital Appreciation Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940, as amended, as a diversified open-end management investment company. The Fund was incorporated under the laws of the State of New York on October 29, 1952. The primary investment objective of the Fund is to achieve capital appreciation for its shareholders. The objective of income is secondary.

NOTE 1--SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

A--Security Valuation--Securities traded on national exchanges are valued at the closing prices or, in the case of over-the-counter securities, at the mean between closing bid and asked prices as of 4:00 pm eastern time. Short-term instruments maturing within 60 days of the valuation date are valued at amortized cost, which approximates market value. Securities for which market quotations are not readily available are valued at the discretion of the Board of Directors.

B--Security Transactions and Related Investment Income--Security transactions are accounted for on the trade date, dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. The specific identification method is used in the determination of realized gains and losses on the sale of securities.

C--Dividends to Shareholders--Dividends from net investment income are declared and paid quarterly. Net short-term and long-term capital gains, if any, are declared and paid annually.

Distributions from net investment income and from net realized capital gains are determined in accordance with Federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature such amounts are reclassified within the composition of net assets based on their Federal tax-basis treatment; temporary differences do not require reclassification. Distributions to shareholders which exceed net investment income and net realized capital gains for financial reporting purposes but not for tax purposes are reported as distributions in excess of net investment income or net realized gains. To the extent such distributions exceed net investment income and net realized gains for tax purposes, they are reported as distributions of capital.

D--Federal Income Taxes--No provision has been made for Federal income tax, since it is the intention of the Fund to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its ordinary taxable income and net capital gains to its shareholders.

E--Management Estimates--The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

NOTE 2--FEES

Shay Assets Management, Inc. (the "Investment Adviser") is the investment adviser to the Fund. The Investment Adviser is a wholly-owned subsidiary of Shay Investment Services, Inc. ("SISI"), which is controlled by Rodger D. Shay, a Vice President of the Fund.
--------------------------------------------------------------------------------
 10

--------------------------------------------------------------------------------
INSTITUTIONAL INVESTORS CAPITAL APPRECIATION FUND, INC.
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
JUNE 30, 2002
(UNAUDITED)

The Investment Adviser receives fees from the Fund, computed at an annual rate of 0.75% of the first $100,000,000 of the Fund's average daily net assets and 0.50% of average daily net assets in excess of $100,000,000. The fee payable to the Investment Adviser is reduced (but not below zero) to the extent expenses (exclusive of professional fees, such as legal and audit fees, directors' fees and expenses, and distribution expenses, if any, payable under Rule 12b-1) exceed 1.10% of the Fund's average daily net assets for any fiscal year during the term of the Fund's agreement with the Investment Adviser. This limitation did not result in any waiver of the Investment Adviser's fees during the six months ended June 30, 2002.

Shay Financial Services, Inc. (the "Distributor") is the distributor for the Fund. The Distributor is also a wholly-owned subsidiary of SISI. The Distributor receives no compensation for its distribution services.

BISYS Fund Services Ohio, Inc., a subsidiary of The BISYS Group, Inc., serves the Fund as Administrator and Transfer Agent (the "Administrator", the "Transfer Agent"). As compensation for its administrative services, the Fund pays the Administrator a fee computed at an annual rate based on the Fund's average daily net assets, plus out-of-pocket expenses. As compensation for its services as transfer agent, the Fund pays the Transfer Agent a minimum monthly fee plus out-of-pocket expenses.

NOTE 3--CAPITAL STOCK

At June 30, 2002, there were 2,000,000 shares of $1.00 par value capital stock authorized. Transactions in capital stock for the six months ended June 30, 2002, and the year ended December 31, 2001, respectively, were as follows:

                                                               SHARES                    AMOUNT
                                                         ------------------    --------------------------
                                                          2002       2001         2002           2001
                                                         -------    -------    -----------    -----------
Shares sold............................................   23,774     28,746    $ 3,894,289    $ 4,785,045
Shares issued in reinvestment of dividends.............      297     32,930         48,827      5,408,636
                                                         -------    -------    -----------    -----------
                                                          24,071     61,676      3,943,116     10,193,681
Shares redeemed........................................  (12,500)   (56,926)    (2,111,850)    (9,645,400)
                                                         -------    -------    -----------    -----------
Net increase...........................................   11,571      4,750    $ 1,831,266    $   548,281
                                                         =======    =======    ===========    ===========

NOTE 4--PURCHASES AND SALES OF SECURITIES

The cost of purchases and the proceeds from sales of investments, exclusive of short-term investments, for the six months ended June 30, 2002, were $12,390,672 and $10,739,698 respectively.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

INSTITUTIONAL INVESTORS CAPITAL APPRECIATION FUND, INC.
JUNE 30, 2002

SHAREHOLDERS VOTING RESULTS (UNAUDITED):

The annual Meeting of Shareholders of the Institutional Investors Capital Appreciation Fund, Inc., was held on April 18, 2002, at which the shareholders voted on one proposal. The proposal and the results of the voting are set forth below.

A--Election of Directors--The proposal concerned the election of five directors to serve a term of office of three years each:

                                                                EXPIRATION OF TERM      FOR
                                                                ------------------    -------
Clifford M. Miller..........................................           2005           435,106
Michael R. Kallet...........................................           2005           435,106
Robert E. Kernan, Jr. ......................................           2005           435,106
Chris C. Gagas..............................................           2005           435,106
Robert P. Capone............................................           2005           435,106

In addition, Messrs. Ralph, F. Brouty, Harry P. Doherty, Stephen J. Kelly, William A. McKenna, Jr., Vincent F. Palagiano, Joseph R. Ficalora, Joseph L. Mancino, and Charles M. Sprock continue as members of the Board of Directors. Messrs. Dempsey and Kelsey retired from the board in 2001.

--------------------------------------------------------------------------------
 12

            INSTITUTIONAL INVESTORS CAPITAL APPRECIATION FUND, INC.
                 SUPPLEMENT TO THE PROSPECTUS DATED MAY 1, 2002
    SUPPLEMENT TO THE STATEMENT OF ADDITIONAL INFORMATION DATED MAY 1, 2002

This supplement describes a change of the Fund's independent public accountants. This supplement should be read in conjunction with the Prospectus and Statement of Additional Information of the Fund dated May 1, 2002, and should be retained for future reference.

Arthur Andersen LLP, Suite 2100, Huntington Center, 41 South High Street, Columbus, Ohio 43215, served as the independent auditors of the Fund for the fiscal years 1994-2001, and in that capacity audited the Fund's annual financial statements and prepared its tax returns. In January of 2002, the Board of Directors selected Arthur Andersen LLP as the Fund's independent auditors for the year 2002, subject to ratification of the selection by the shareholders of the Fund. In March, 2002, as a result of the destruction of documents relating to the audit of Enron Corp., Arthur Andersen LLP was indicted by the Department of Justice for alleged obstruction of justice. In light of the indictment and other events surrounding Arthur Andersen LLP, the Board of Directors determined that it would no longer be appropriate to retain Arthur Andersen LLP as the Fund's independent auditors for the year 2002, and, accordingly, on March 29, 2002, terminated the selection of Arthur Andersen LLP as the Fund's independent auditors for 2002.

None of the reports of Arthur Andersen LLP on the financial statements of the Fund for any of the fiscal years for which Arthur Andersen served as the Fund's independent auditors contained any adverse opinion or disclaimer of opinion, or was qualified or modified as to uncertainty, audit scope or accounting principles. Moreover, during such fiscal years and the interim period between January 1, 2002, through March 29, 2002 (the date that the Board of Directors determined to terminate the selection of Arthur Andersen LLP as the Fund's independent auditors for the year 2002), there were no disagreements between the Fund and Arthur Andersen LLP with respect to any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Arthur Andersen LLP, would have caused it to make reference to the subject matter of the disagreements in connection with its reports. The decision to dismiss Arthur Andersen LLP as the Fund's independent auditors for the year 2002 was recommended to the Board of Directors by the Audit Committee and was approved by the Fund's Board of Directors.

The Audit Committee and the Board of Directors of the Fund interviewed three accounting firms to replace Arthur Andersen as the Fund's independent auditors for the fiscal year ending December 31, 2002. As permitted by the emergency rules and orders released by the Securities and Exchange Commission on March 18, 2002, and upon the recommendation of the Fund's Audit Committee, the Board of Directors, including a majority of those members of the Board of Directors who are not interested persons of the Fund, on July 18, 2002, selected Ernst & Young LLP, 1300 Chiquita Center, 250 East Fifth Street, Cincinnati, Ohio as the independent auditors of the Fund for the year ending December 31, 2002.

                 THE DATE OF THIS SUPPLEMENT IS JULY 22, 2002.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
INSTITUTIONAL INVESTORS
CAPITAL APPRECIATION FUND, INC.

OFFICERS

HARRY P. DOHERTY
  President

MICHAEL R. KALLET
  Vice President

EDWARD E. SAMMONS, JR.
  Vice President and
  Secretary

MARK F. TRAUTMAN
  Vice President

JOSEPH L. MANCINO
  Executive Vice President

RODGER D. SHAY
  Vice President and
  Assistant Secretary

JOHN J. MCCABE
  Vice President

TRENT STATCZAR
  Treasurer

ALAINA V. METZ
  Assistant Secretary

BOARD OF DIRECTORS

RALPH F. BROUTY
ROBERT P. CAPONE
HARRY P. DOHERTY
JOSEPH R. FICALORA
CHRIS C. GAGAS
MICHAEL R. KALLET
STEPHEN J. KELLY
JOSEPH L. MANCINO
WILLIAM A. MCKENNA, JR.
CLIFFORD M. MILLER
VINCENT F. PALAGIANO
CHARLES M. SPROCK

--------------------------------------------------------------------------------

INVESTMENT ADVISER
Shay Assets Management, Inc.
200 Park Avenue
45th Floor
New York, New York 10166

DISTRIBUTOR
Shay Financial Services, Inc.
230 West Monroe Street
Chicago, Illinois 60606

ADMINISTRATOR, TRANSFER AGENT,
REGISTRAR AND DIVIDEND PAYING AGENT
BISYS Fund Services Ohio, Inc.
3435 Stelzer Road
Columbus, Ohio 43219

CUSTODIAN
The Bank of New York
100 Church Street
New York, New York 10286

LEGAL COUNSEL
Hughes Hubbard & Reed LLP
One Battery Park Plaza
New York, New York 10004

INDEPENDENT ACCOUNTANTS
Ernst & Young LLP
1300 Chiquita Center
250 East Fifth Street
Cincinnati, OH 45202

This report is submitted for the general information of shareholders of the Institutional Investors Capital
Appreciation Fund, but it may also be used as sales literature when preceded or accompanied by the current prospectus, which gives details about charges, expenses, investment objectives, and operating policies of the Fund.
Read the prospectus carefully before investing or sending money.

Institutional Investors Capital Appreciation Fund, Inc.
Semi-Annual Report
To Shareholders
June 30, 2001